UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
July 23, 2025
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 23, 2025, the Board of Directors (Board) of Northwest Natural Holding Company (Company or NW Holdings) approved the amendment and restatement of NW Holdings’ Amended and Restated Bylaws (Bylaws). The amendments to the Bylaws generally included the following changes:

•Clarify and update the procedural and disclosure requirements for shareholder special meeting requests, including with respect to information in special meeting request notices and updates to such notices;
•Extend the maximum notice period for shareholder meetings from 50 to 60 days and the maximum record date from 50 to 70 days before the meeting;
•Update shareholder meeting procedures by authorizing only the Board, Chair, or chair of the meeting to adjourn or postpone meetings; clarifying that only the board chair, vice chair, president, or board-appointed officers may preside; and clarifying the rights of the chair of the meeting to set rules of conduct, among other things;
•Revise the notice deadline for the submission of proposals under the Company's advance notice bylaw to provide that such notices must generally be received no earlier than 120 days and no later than 90 days prior to the anniversary of the prior year's annual meeting;
•Update and clarify the information required in director nomination notices and shareholder proposals (other than proposals submitted pursuant to Rule 14a-8 under the Exchange Act), including disclosures and representations related to the shareholder (including derivative ownership information), the proposal or nominee, and certain related persons, as well as update related advance notice procedural requirements for shareholder proposals and nominations;
•Require shareholders submitting a proposal or nomination to attend the shareholder meeting, or send a qualified representative, to present such proposal or nomination;
•Update the threshold for the number of board members required to call a special board meeting (if not called by the board chair, the governance committee chair or the president);
•Permit electronic delivery of notices and execution of documents via electronic signature; and
•Make additional administrative, modernizing, simplifying, and conforming changes throughout the bylaws.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit	Description

3.1	Amended and Restated Bylaws of Northwest Natural Holding Company.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: July 25, 2025	/s/ Megan H. Berge
Deputy General Counsel and Corporate Secretary